EXHIBIT 10.40(l)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 12 TO LETTER AGREEMENT DCT-015/2004

This Amendment No. 12 to Letter Agreement DCT-015/2004, dated as of June 22, 2007 (“Amendment No. 12”) relates to the Letter Agreement DCT-015/2004 (the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 and which concerns the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”), as amended from time to time (collectively referred to herein as “Agreement”).  This Amendment No. 12 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 12 sets forth additional agreements between Embraer and Buyer related to the confirmation of 5 Option EMBRAER 170 Aircraft into 5 Firm EMBRAER 175 Aircraft.

Except as otherwise provided for herein all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 12 that are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 12 and the Letter Agreement the terms, conditions and provisions of this Amendment No. 12 shall control.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	Spare Parts Credit:

1.1 Article 1(ii) of the Letter Agreement shall be deleted and replaced by the following:

“(ii) Spare Parts Credit:  Embraer will provide a spare parts (except for engines, engine related parts and APU), ground support equipment, test equipment credit and special services of ***.  This credit shall be made available to Buyer upon ***.  If for any reason ***, then *** Buyer shall ***.  *** only be made available to Buyer in the event there is no outstanding balance due from Buyer to Embraer related to the purchase of such Aircraft.  If *** credit is not so made available to Buyer because *** such credit shall be made available at such time thereafter ***.  Any portion of such credit which remains unused *** shall be deemed to have been waived by Buyer, and no further compensation shall be due from Embraer to Buyer for such *** credit(s).  Such credit(s) shall be applied ***.”

2.  Aircraft Purchase Price

2.1 Article 2.4 of the Letter Agreement *** for ***.

3.  Conversion

3.1 The first paragraph of Article 4.a shall be deleted and replaced by the following:

“Buyer shall have the flexibility to request the conversion of any Aircraft into the EMBRAER 170 (configured as a *** 170 Aircraft), EMBRAER 175 (configured as *** 175 Aircraft), the EMBRAER 190, or the EMBRAER 195 jet aircraft (collectively, the “Conversion Aircraft”), provided ***.”

3.2 Article 4.e shall be deleted and replaced with the following:

“e) EMBRAER 170 Conversion Aircraft Offer Price:

The Basic Price for each Conversion Aircraft that is configured as a *** 170 Aircraft (the “170 Conversion Aircraft”) ***.”

3.3 The penultimate paragraph of Article 4 shall be deleted and replaced with the following:

“Each 170 Conversion Aircraft shall be configured as a *** 170 Aircraft (as specified in the applicable conversion notice), each 175 Conversion Aircraft shall be configured as *** a *** 175 Aircraft (as specified in the applicable conversion notice) and each 190 Conversion Aircraft or 195 Conversion Aircraft shall be configured as per Exhibit 3, and shall be available to Buyer at each relevant Conversion Aircraft Basic Price and in ***.”

4.  ***

4.1 ***.

All other provisions of the Letter Agreement which have not been specifically amended or modified by this Amendment No. 12 shall remain valid in full force and effect without any change.

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***Confidential

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 12 to Letter Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

/s/ Mauro Kern Junior	/s/ Bryan K. Bedford
Name: Mauro Kern Junior	Name:
Title: Executive Vice President	Title:

/s/ José Luís D. Molina	Date: June 22, 2007
Name: José Luís D. Molina	Place: Indianapolis
Title: Vice President Contracts
Date: June 22, 2007
S.J. Dos Campos, Brazil

Witness: /s/ Carlos Martins Dutra	Witness: /s/ Lars-Erik Arnell
Name: Carlos Martins Dutra	Name: Lars-Erik Arnell

Amended and Restated Schedule 6

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***Confidential